UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 12, 2024

ADIENT PLC
(Exact name of registrant as specified in its charter)

Ireland	001-37757	98-1328821
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3 Dublin Landings, North Wall Quay Dublin 1, Ireland D01 H104
(Address of principal executive offices)

Registrant’s telephone number, including area code: 734-254-5000

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading symbol(s)	Name of exchange on which registered
Ordinary Shares, par value $0.001	ADNT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17     CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Adient plc (“Adient”) held its 2024 Annual General Meeting on March 12, 2024. The independent inspector of elections for the 2024 Annual General Meeting delivered its final tabulation of voting results for each of the matters submitted to a vote of shareholders at the 2024 Annual General Meeting, certifying on March 12, 2024 the voting results set forth below.

Proposal One:

Adient’s shareholders elected, by separate resolutions, the following nine directors for a period of one year, expiring at the end of Adient’s Annual General Meeting of Shareholders in 2025, by the following votes:

Nominee	For	Against	Abstain	Broker Non-Vote
Julie L. Bushman	78,461,093	417,437	52,825	4,467,101
Peter H. Carlin	77,686,919	1,189,287	55,149	4,467,101
Ricky T. Dillon	78,523,099	350,627	57,629	4,467,101
Jerome J. Dorlack	78,578,179	298,946	54,230	4,467,101
Jodi E. Eddy	78,597,585	271,072	62,698	4,467,101
Richard Goodman	78,511,177	366,176	54,002	4,467,101
José M. Gutiérrez	78,095,049	778,395	57,911	4,467,101
Frederick A. Henderson	78,377,758	485,192	68,405	4,467,101
Barb J. Samardzich	78,384,367	493,139	53,849	4,467,101

Proposal Two:

Adient’s shareholders ratified, by non-binding advisory vote, the appointment of PricewaterhouseCoopers LLP as Adient’s independent auditor for fiscal year 2024 and authorized, by binding vote, the Board of Directors, acting through the Audit Committee, to set the auditors’ remuneration by the following vote:

For	Against	Abstain
81,821,041	1,510,377	67,038

Proposal Three:

Adient’s shareholders approved, on an advisory basis, the compensation of Adient’s named executive officers by the following vote:

For	Against	Abstain	Broker Non-Vote
75,253,643	3,602,404	75,308	4,467,101

Proposal Four:

Adient’s shareholders approved the renewal of the Board of Directors’ authority to issue shares under Irish law by the following vote:

For	Against	Abstain
82,061,383	1,263,000	74,073

Proposal Five:

Adient’s shareholders approved the renewal of the Board of Directors’ authority to opt-out of statutory preemption rights under Irish law by the following vote:

For	Against	Abstain
82,499,403	819,100	79,953

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADIENT PLC
Date: March 15, 2024	By:	/s/ Heather M. Tiltmann
	Name:	Heather M. Tiltmann
	Title:	Executive Vice President, Chief Legal and Human Resources Officer, and Corporate Secretary